UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 11, 2008 (February 7, 2008)

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

330 North Wabash Avenue, Suite 1400, Chicago, Illinois		60611
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(312) 977-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On February 7, 2008, Mark J. Schulte resigned in his capacity as Co-Chief Executive Officer of Brookdale Senior Living Inc. (the “Company”).  As disclosed below, effective as of such date, Mr. Schulte was elected to serve as a member of the Company’s Board of Directors.  See Item 5.02(e) below, which is incorporated herein by reference, for a description of the terms of Mr. Schulte’s Separation Agreement and General Release.  A copy of the press release announcing Mr. Schulte’s resignation as Co-Chief Executive Officer and election as a director is filed as Exhibit 99 hereto, which is incorporated herein by reference.

On February 11, 2008, Paul A. Froning resigned in his capacity as the Company’s Executive Vice President and Chief Investment Officer.  Mr. Froning will continue to provide services to the Company as a consultant pursuant to the Separation Agreement and General Release and Consulting Agreement described in Item 5.02(e) below, which is incorporated herein by reference.

(d)           On February 7, 2008, the Board of Directors of the Company increased the size of the Board of Directors from seven (7) to eight (8) members and elected Mark J. Schulte as a Class III director, to serve until the Company’s 2009 Annual Meeting of Stockholders and until his successor is duly elected and qualified.  At the present time, it is anticipated that Mr. Schulte will not serve on a Board committee.  A copy of the press release announcing Mr. Schulte’s election to the Company’s Board of Directors is filed as Exhibit 99 hereto, which is incorporated herein by reference.

The information required by Item 404(a) of Regulation S-K with respect to Mr. Schulte and information regarding Mr. Schulte’s compensation arrangements as Co-Chief Executive Officer were included in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 27, 2007, which also contains a description of the compensation payable to members of the Company’s Board of Directors generally.  Mr. Schulte’s Employment Agreement was filed as Exhibit 10.69 to the Company’s Registration Statement on Form S-1 (Amendment No. 1) (No. 333-127372) filed on September 21, 2005.  See Item 5.02(e) below, which is incorporated herein by reference, for a description of the terms of Mr. Schulte’s Separation Agreement and General Release.

(e)           On February 7, 2008, the Company entered into a Separation Agreement and General Release with Mark J. Schulte (the “Schulte Separation Agreement”) pursuant to which Mr. Schulte resigned in his capacity as Co-Chief Executive Officer of the Company effective February 7, 2008.  Pursuant to the terms of the Schulte Separation Agreement, Mr. Schulte will continue serving the Company as a key employee until March 3, 2008 (the “Schulte Termination Date”), at which time his employment and the Employment Agreement, dated August 9, 2005, between Mr. Schulte, the Company and Brookdale Living Communities, Inc. (the “Schulte Employment Agreement”), will terminate. The following summary of certain provisions of the Schulte Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Schulte Separation Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Pursuant to the Schulte Separation Agreement, the Company agreed that, subject to certain conditions, all 223,274 unvested shares of restricted stock previously granted to him under the terms of the Company’s Omnibus Stock Incentive Plan or any predecessor plan shall become fully vested on the Schulte Termination Date.  Mr. Schulte has agreed not to transfer any of the newly vested shares, except to the extent required to pay taxes with respect to such vesting, before March 3, 2009.  In addition, the Company agreed to provide, at its expense, continued group health plan coverage for Mr. Schulte and his dependents for so long as he serves as a non-employee director or until March 3, 2009, whichever is longer.

Under the terms of the Schulte Separation Agreement, Mr. Schulte reaffirmed the various restrictive covenants relating to non-competition, non-solicitation, non-disparagement and confidentiality previously made by him in connection with his restricted stock award agreements.  These restrictive covenants will continue to apply until the longer of the periods specified in such award agreements or the period ending nine months after the date he is no longer serving the Company as either an employee or as a member of the Company’s Board of Directors.

On February 11, 2008, the Company entered into a Separation Agreement and General Release and Consulting Agreement with Paul A. Froning (the “Froning Separation Agreement”) pursuant to which Mr. Froning resigned in his capacity as Executive Vice President and Chief Investment Officer of the Company effective February 11, 2008 and was engaged to serve as a consultant to the Company effective as of such date. The following summary of certain provisions of the Froning Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Froning Separation Agreement filed as Exhibit 10.2 hereto and incorporated herein by reference.

Pursuant to the Froning Separation Agreement, the Company agreed to amend Mr. Froning’s restricted stock awards to provide that all 93,473 unvested shares of restricted stock previously granted to him will continue vesting in accordance with the original vesting schedules for so long as he continues to serve the Company as a consultant.  Any termination of his consulting services would be treated as a termination of employment for purposes of his award agreements.  The Company also agreed to provide Mr. Froning with Chicago office space and assistance from Brookdale personnel comparable to what he had as an officer of the Company.

Under the terms of the Froning Separation Agreement, Mr. Froning reaffirmed the various restrictive covenants relating to non-competition, non-solicitation, non-disparagement and confidentiality previously made by him in connection with his restricted stock award agreements.  These restrictive covenants will continue to apply until the longer of the periods specified in such award agreements or the period ending one year after the date he is no longer serving the Company as a consultant.

Section 9 — Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits

10.1	Separation Agreement and General Release, dated February 7, 2008, between Brookdale Senior Living Inc. and Mark J. Schulte

10.2	Separation Agreement and General Release and Consulting Agreement, dated February 11, 2008, between Brookdale Senior Living Inc. and Paul A. Froning

99	Press Release dated February 11, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	February 11, 2008	By:	/s/ T. Andrew Smith
		Name:	T. Andrew Smith
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Separation Agreement and General Release, dated February 7, 2008, between Brookdale Senior Living Inc. and Mark J. Schulte.

10.2	Separation Agreement and General Release and Consulting Agreement, dated February 11, 2008, between Brookdale Senior Living Inc. and Paul A. Froning.

99	Press Release dated February 11, 2008.

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